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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


       Date of Report (Date of earliest event reported): August 23, 2006
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                       CABELTEL INTERNATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

           Nevada                       000-08187                75-2399477
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      (State or other                  (Commission            (I.R.S. Employer
jurisdiction of incorporation)           File No.)           Identification No.)


    1755 Wittington Place, Suite 300
              Dallas, Texas                                            75234
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(Address of principal executive offices)                            (Zip Code)

        Registrant's telephone number, including area code 972-407-8400
                                                           ------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 3 - Securities and Trading Markets

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     (a) By letter dated August 22, 2006, received August 23, 2006 by facsimile transmission, CabelTel International Corporation (the "Registrant" or the "Issuer" or the "Company") was notified by the American Stock Exchange ("AMEX") that based upon a review of the Company's Form 10-Q for the quarter ended June 30, 2006, the AMEX believes the Company does not meet certain of the AMEX's continued listing standards as of this time. The notice advised that in the opinion of the AMEX, the Company is not in compliance with Section 1003(a)(i) of the Company Guide with shareholders equity of less than $2,000,000 and losses from continuing operations and/or net losses in two out of its three most recent fiscal years and Section 1003(a)(ii) of the Company Guide with shareholder equity of less than $4,000,000 and losses from continuing operations and/or net losses in three out of its four most recent fiscal years.

     In order to maintain its AMEX listing the Company must submit a plan by September 22, 2006 advising the AMEX of the action the Company has taken or will take that would bring it into compliance with the continuing listing standards identified within a maximum of eighteen months of receipt of the AMEX notice. If the plan is accepted, the Company may be able to continue its listing during the plan period of up to eighteen months and will be subject to periodic review and progress consistent with the plan. If the Company does not submit a plan or if the plan is not accepted, the Company's Common Stock could be subject to delisting proceedings.

     The Company is in the process of preparing a plan for submission to the AMEX in form specified by the AMEX. Also, contemporaneously with the filing of this Current Report on Form 8-K, the Company has issued a press release pursuant to Section 402 of the AMEX Company Guide disclosing the receipt of the AMEX letter and the fact that in the opinion of the AMEX, the Company is not in compliance with the specified provisions of the AMEX continued listing standards.

     The information  furnished pursuant to Item 3.01 of this Form 8-K including exhibit 99.1  attached  hereto shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. The Company undertakes no duty or obligation to publicly-update or revise the information described in Exhibit 99.1 to this Current Report on Form 8-K.








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Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     (c)  Exhibits.

     The following exhibit is furnished with this Report:



       Exhibit
     Designation                  Description of Exhibit

        99.1*              Press Release dated August 28, 2006

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*Furnished herewith.















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

     Dated: August 28, 2006                   CABELTEL INTERNATIONAL CORPORATION


                                              By: /s/ Gene S. Bertcher
                                                 -------------------------------
                                                 Gene S. Bertcher, President




















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